Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated September 30, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures

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


                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                 September 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $981.27 per unit at the end of September, flat for the month.

While trading in select contracts, notably crude oil and the Japanese yen were profitable, broader sectors including metals, global interest rates, grains, softs and stock index markets were unprofitable in the aggregate, resulting in an overall flat performance for the month.

Energy markets were profitable as crude continued its upward trend to 31-month highs. Expectations and reports that OPEC would maintain present output levels contributed to the gains in long positions. Positions in natural gas were unprofitable as prices moved lower throughout the month following a price spike in the prior month.

The anticipated intervention by the Central Bank in Japan pushed the Japanese yen to new highs against other major currencies. Gains made from yen positions were partially offset by losses in euro and Swiss franc positions. Positions in global interest rates were unprofitable as losses were incurred in U.S., European and Japanese markets.

Reversing a several year trend in lower prices, gold moved higher throughout the second half of the month resulting in losses. Trading in the grains and softs markets was unprofitable as losses were experienced in soybean meal, cotton, sugar and cocoa positions.

The third quarter comes to an end with many of the world's principal leading financial markets stuck in trading ranges, uncertain as whether the current boom cycle will continue or devolve. On the other hand, many commodity markets, including energy, metals and agricultural products are showing the first signs of rising prices in many years. While we can not be predictive, these times argue for the value of a managed futures investment that provides both exposure to a broad variety of sectors as well as the potential to diversify a portfolio of stocks and bonds.

Note from the General Partner:

On October 1, 1999, the General Partner merged into a newly formed Delaware limited liability company whereupon it changed its name to Smith Barney Futures Management LLC.

Smith Barney Futures Management LLC

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                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                           For the Period September 1,
                           Through September 30, 1999

                                                         Percent
                                                       of Average
                                                        Net Assets

Realized gains from trading          $    487,699          0.62%
Change in unrealized gains/losses
   from trading                          (113,726)        (0.14)
                                      -----------        ------
                                          373,973          0.48
Less, Brokerage commissions
   and clearing fees ($9,652)             376,526          0.48
                                      -----------        ------
Net realized and unrealized                (2,553)         0.00
   losses
Interest Income                           230,681          0.30
                                      -----------        ------
                                          228,128          0.30
                                      -----------        ------
Less, Expenses:
  Management fees                         128,955          0.17
  Incentive fees                           69,550          0.09
  Other expenses                           13,650          0.02
                                      -----------        ------
                                          212,155          0.28
                                      -----------        ------
Net Income                                 15,973          0.02%
                                                         ------
Redemptions (780.0020 L.P. units
at September 30, 1999 net asset
value per unit of $981.27)               (765,393)
                                      -----------
Decrease in net assets                   (749,420)
Net assets, August 31, 1999            78,230,997
                                      -----------
Net assets, September 30, 1999       $ 77,481,577
                                      -----------
Net asset value per unit
 ($77,481,577/79,427.0262 units)           975.51
                                          -------
Redemption value per unit (Note 1)     $   981.27
                                          -------
Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $981.27.

The net asset value per unit of $975.51 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.


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